ACQUISITIONS	12 Months Ended
Dec. 31, 2019
ACQUISITIONS
ACQUISITIONS

27.   ACQUISITIONS

CMC Exploration Assets

On March 28, 2018, the Company acquired 100% of the Canadian exploration assets of CMC, including the Kirkland Lake and Hammond Reef gold projects (the “CMC Exploration Assets”) by way of an asset purchase agreement (the “CMC Purchase Agreement”) dated December 21, 2017. On the closing of the transactions relating to the CMC Purchase Agreement, Agnico acquired all of Yamana's indirect 50% interest in the CMC Exploration Assets, giving Agnico Eagle 100% ownership of the CMC Exploration Assets.

Pursuant to the CMC Purchase Agreement, the effective consideration for the CMC Exploration Assets after the distribution of the sale proceeds by CMC to its shareholders totaled $162.5 million in cash paid at closing.

The acquisition was accounted for by the Company as an asset acquisition and transaction costs associated with the acquisition totaling $2.9 million were capitalized to the mining properties acquired in addition to the purchase price allocation set out below.

The following table sets out the allocation of the purchase price to assets acquired and liabilities assumed, based on management’s estimates of fair value:

Total purchase price:
Cash paid for acquisition	$162,479
Total purchase price to allocate	$162,479
Fair value of assets acquired and liabilities assumed:
Mining properties	$161,242
Plant and equipment	2,423
Reclamation provision	(1,186)
Net assets acquired	$162,479